Pension and Other Benefit Programs - Estimated Future Benefit Payments (Detail) $ in Millions	Sep. 29, 2018 USD ($)
Pension Plans
Defined Benefit Plan Disclosure [Line Items]
2019	$ 534
2020	544
2021	579
2022	618
2023	656
2024 - 2028	3,827
Postretirement Medical Plans
Defined Benefit Plan Disclosure [Line Items]
2019	51	[1]
2020	54	[1]
2021	58	[1]
2022	63	[1]
2023	68	[1]
2024 - 2028	$ 404	[1]

[1]	Estimated future benefit payments are net of expected Medicare subsidy receipts of $80 million.